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                                                                  EXHIBIT 23(a)

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 31, 1996, which appears on page F-1 of Form 10-K for Wireless Telecom Group, Inc. for the year ended December 31, 1995.

                                      /S/ LAZAR, LEVINE & COMPANY LLP
                                      -----------------------------------------
                                      LAZAR, LEVINE & COMPANY LLP

New York, New York
May 31, 1996